Exhibit 10.24

CONFIDENTIAL	EXECUTION COPY

Certain identified information marked with “[***]” has been omitted from this document because it is both (i) not material and (ii) the type that the registrant treats as private or confidential.

PUT OPTION AGREEMENT

This PUT OPTION AGREEMENT (this “Agreement”) is made and entered into as of September 3, 2020, by and between Mondee Holdings, LLC, a Delaware limited liability company (“Holdings”), and the actual and prospective holders of Holdings LLC Units as set forth on Exhibit A (each a “Holder” and collectively, the “Holders”).

WHEREAS, Mondee, Inc., a Delaware corporation (“Parent”), Mondee Merger Sub, Inc., a Delaware corporation, Rocketrip, Inc., a Delaware corporation (the “Company”) and the Securityholders Representative named therein entered into that certain Agreement and Plan of Merger, dated as of the date hereof (the “Merger Agreement”), pursuant to which (i) the Holders received the Closing Holdings LLC Units in partial consideration of Company Capital Stock, and (ii) subject to the terms and conditions of the Merger Agreement, the Holders are entitled to receive, on the third anniversary of the Closing Date, the Deferred Holdings LLC Units in partial consideration of the Company Capital Stock;

WHEREAS, capitalized terms used but not otherwise defined herein shall have their respective meanings set forth in the Merger Agreement; and

WHEREAS, Holdings desires to grant to each Holder a put option with respect to the Closing Holdings LLC Units and the Deferred Holdings LLC Units, upon the terms and conditions of this Agreement.

NOW, THEREFORE, in consideration of the foregoing premises, the mutual covenants herein contained, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:

1.Put Option.  Each Holder shall, from and after the date of this Agreement (the “Trigger Date”) until 11:59 p.m. (New York time) on the date that is 57 months after the Trigger Date (the “End Date”), have the right and option (the “Put Option”), to require Holdings to purchase all, but not less than all, of the Holdings LLC Units delivered or deliverable pursuant to the Merger Agreement held by such Holder (all such Holdings LLC Units in the aggregate, the “Put Units”) on the terms, provisions and conditions set forth in this Agreement.

2.Exercise of Put Option.

(a)The Put Option may be exercised individually by any Holder delivering to Holdings an irrevocable written notice of exercise signed by such Holder (the “Notice”), in the form attached hereto as Exhibit B, which Notice may be delivered at any time after the execution of this Agreement until 11:59 p.m. (New York time) on the End Date.

(b)Upon delivery of a Notice by a Holder, such Holder shall be obligated to sell all (and not less than all) of such Holder’s Put Units then held or issuable pursuant to the Merger Agreement at the Price Per Unit (as defined below) in accordance with, and subject to, the terms of this Agreement, and no Holder shall have any right, power or authority to revoke the Notice once it has been delivered to Holdings.

(c)A Holder may exercise its Put Option prior to the receipt of its Holdings LLC Units, in which case Holder will not be issued such Holdings LLC Units pursuant to the terms and conditions of the Merger Agreement (and at the times set forth therein) and the Holder will instead be entitled to receive a cash payment as if such Holdings LLC Units were actually issued to the Holder (pursuant to the terms and conditions of the Merger Agreement (and at the times set forth therein)) and the Put Option was exercised with respect to such Units on the terms set forth herein.

3.Purchase Price.  The purchase price per Put Unit (the “Price Per Unit”) shall be equal to the Holdings LLC Unit Value per Put Unit (as adjusted for any unit splits, unit dividends or distributions, unit combinations, unit subdivisions, recapitalizations or the like with respect to such Put Units).  Holdings shall be entitled to deduct or withhold from any amounts owing to any exercising Holder hereunder any applicable withholding, excise or other taxes imposed by applicable law, rule or regulation. Holdings shall notify any Holder that has exercised the Put Option at the time of any such deduction or withholding, including the basis therefor.

4.Closing.

(a)In the event that the Put Option is validly exercised hereunder by any Holders, then subject to the provisions of this Section 4, the closing of the purchase and sale of the Put Units (the “Closing”) shall take place remotely via the exchange of documentation and signatures in PDF or by facsimile, commencing at 11:00 a.m., Pacific Time, on a date agreed by Holdings and the Holders, but not earlier than September [3], 2025 or later than October 31, 2025 (the “Closing Date”); provided, however, that in the event of a Company Sale prior to the Closing Date, the Closing with respect to any Holder who has delivered a Notice to the Company shall occur immediately prior to the closing of such Sale of the Company and the “Closing Date” with respect to such Holder shall mean the date of such Closing.

(b)At the Closing, the Holders shall deliver to Holdings, in respect of any Holdings LLC Units actually issued to the Holder:

(i)original unit certificates, duly executed stock powers and/or such other documents as Holdings may reasonably request to effectuate and/or evidence the purchase, assignment and transfer of the Put Units;

(ii)a certificate in form and substance acceptable to Holdings’ counsel, and signed by each of the Holders, that the Put Units being sold are owned by the Holders and are being conveyed free and clear of all liens, encumbrances, charges and other claims other than those arising under the Operating Agreement, the Securityholders Agreement, the Registration Rights Agreement, the Merger Agreement and any other Transaction Documents to which a Holder is a party (collectively, the “Holder Unit Documents”), in each case as then in effect); and

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(iii)such other customary documents, instruments and certificates as Holdings may reasonably request.

(c)At the Closing, Holdings shall pay to each exercising Holder, by wire transfer of immediately available funds to the account designated by such exercising Holders in writing at least two (2) Business Days prior to the Closing, an amount per Put Unit equal to the Price Per Unit (net of any deductions or withholdings made pursuant to Section 3 of this Agreement).

5.Representations and Warranties.

(a)As of the date hereof, Holdings represents and warrants to the Holders that:

(i)Holdings has the requisite organizational power and authority to enter into and perform this Agreement.

(ii)The execution, delivery and performance of this Agreement by Holdings has been duly and validly approved by Holdings.

(iii)This Agreement has been duly executed and delivered by Holdings and constitutes a legal, valid and binding agreement of Holdings, enforceable against Holdings in accordance with its terms, except as such enforceability may be limited by (A) applicable bankruptcy, insolvency, reorganization, moratorium, fraudulent conveyance, or other Laws of general application relating to or affecting the enforcement of creditors’ rights generally or (B) Laws relating to the availability of specific performance, injunctive relief or other equitable remedies.

(b)As of the date hereof, and as of the date of the Closing, each Holder represents and warrants to Holdings, on a several and not joint basis, that:

(i)Such Holder has the requisite power and authority to enter into and perform this Agreement.

(ii)This Agreement has been duly executed and delivered by such Holder and constitutes a legal, valid and binding agreement of such Holder, enforceable against such Holder in accordance with its terms, except as such enforceability may be limited by (A) applicable bankruptcy, insolvency, reorganization, moratorium, fraudulent conveyance, or other Laws of general application relating to or affecting the enforcement of creditors’ rights generally; or (B) Laws relating to the availability of specific performance, injunctive relief or other equitable remedies.

(iii)In respect of any Holdings LLC Units actually issued to the Holder, such Holder solely and absolutely owns, beneficially and of record, free and clear of all liens, encumbrances, charges and other claims other than those arising under the Holder Unit Documents, all of the Put Units which may be transferred hereunder, and has the full right, power and authority to transfer, assign and deliver to Holdings, in accordance with this Agreement, all of the Put Units.  Such Holder has not made any assignment, transfer, conveyance or other disposition of the Put Units to any third party, either voluntarily or

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involuntarily in violation of the Operating Agreement.  The Put Units to be transferred hereunder will be transferred free and clear of all liens, encumbrances, charges and other claims (including any pending indemnification claims under Article 7 of the Merger Agreement) other than those arising under the Holder Unit Documents.

6.Effectiveness; Termination.  This Agreement shall automatically terminate with respect to a Holder upon the earliest to occur of: (a) the Closing, and (b) the End Date; provided, however, that Sections 5, 6, 7, 8, 9, 10, 11 and 12 hereof shall survive any such termination and provided further that the obligations of Holdings to pay the Price Per Unit pursuant each exercise of the Put Option shall not terminate until such payment has been completed by Holdings.

7.Further Assurances.  Each party hereto shall execute and deliver all such further and additional instruments and agreements and shall take such further and additional actions, as may be reasonably necessary or desirable and as requested by the other party to evidence or carry out the provisions of this Agreement or to consummate the transactions contemplated hereby.

8.Assignment.  Neither this Agreement nor any right or obligation hereunder shall be assigned, delegated or otherwise transferred (whether voluntarily, by operation of law, by merger, or otherwise) by any party hereto, without the prior written consent of Holdings and each Holder, except for bona fide estate planning purposes or by will, upon death or by operation of law; provided, however, that in the event that a Holder is a venture  capital  fund, such Holder may assign its rights under this Agreement to an Affiliate, so long as any such Affiliate shall have agreed in writing to be bound by the terms of this Agreement.  Any attempted assignment, delegation or transfer in violation of this Section 8 shall be void and of no force or effect. For the avoidance of doubt, in the event of a Sale of the Company in which the consideration is other than cash or securities that have been registered under the Securities Act of 1933 (as amended, the “Securities Act”) or may be re-sold without restriction under Rule 144 under the Securities Act, Holdings shall continue to be bound by the terms of this Agreement.

9.Additional Holders.  Notwithstanding anything to the contrary contained herein, (a) any Company Securityholder that (i) delivers a Joinder Agreement and Letter of Transmittal properly completed by such Company Securityholder to Parent pursuant to Section 2.5(b) of the Merger Agreement, and (ii) will be entitled to receive Deferred Holdings LLC Units pursuant to the Merger Agreement, or (b) any Deferred Unit Recipient (other than a Company Indemnitor) that (i) is entitled to receive Deferred Holdings LLC Unit pursuant to Section 2.4(b) of the Merger Agreement and (ii) delivers joinders to the Operating Agreement, Securityholders Agreement and Registration Rights Agreement pursuant to Section 2.4(b)(i) of the Merger Agreement, may become a party to this Agreement by executing and delivering an additional counterparty signature page to this Agreement, and thereafter shall be deemed a “Holder” for all purposes hereunder (provided, that the requirements set forth in clauses (a)(ii) and (b)(ii) shall not be required for any Company Securityholder or Deferred Unit Recipient who has exercised such Person’s Put Option prior to the actual receipt of Units). No action or consent by the Holders shall be required for such joinder to this Agreement by such additional Holder, so long as such additional Holder has agreed in writing to be bound by all of the obligations as a “Holder” hereunder.

10.Binding Effect.  This Agreement shall be binding upon and shall inure to the benefit of the parties hereto and their respective heirs, legal representatives, successors, and permitted

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assigns.  Any Transferee of Holdings LLC Units (as defined in the Merger Agreement) shall agree to be bound by and subject to the terms of this Agreement as a Holder hereunder.

11.Notice.  All notices shall be deemed effectively given upon five business days after having been sent by registered or certified United States mail, return receipt requested, postage prepaid, or one business day after being sent, prepaid, by nationally recognized overnight courier that issues a receipt or other confirmation of delivery.  All notices sent in a manner described in the preceding sentence must also be sent via electronic mail, if an address for the recipient exists (provided that delivery by electronic mail alone shall not constitute adequate notice).  Notices delivered via electronic mail will be deemed given when actually received by the recipient, provided that by no later than two days thereafter such notice is confirmed in writing and sent via one of the methods described in the first sentence of this paragraph.  Notices delivered by personal service will be deemed given when actually received by the recipient.  All communications shall be sent to the respective parties at their address as set forth on the signature pages hereto, or to such e-mail address or address as subsequently modified by written notice given in accordance with this Section 10.

12.Governing Law.  This Agreement shall be enforced, governed by and construed in accordance with the Laws of the State of Delaware, without giving effect to any choice or conflict of law provision or rule that would cause the application of the Laws of any jurisdiction other than the State of Delaware.

13.Counterparts; Electronic Signature.  This Agreement may be executed in multiple counterparts, each of which when so executed and delivered shall be an original, and all of which when taken together shall constitute one and the same instrument.  Facsimile, .pdf and other electronic signatures to this Agreement shall have the same effect as original signatures.

[Remainder of Page Intentionally Left Blank]

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IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly and validly executed as of the date first set forth above.

HOLDINGS:

MONDEE HOLDINGS, LLC

By:	/s/ Prasad Gundumogula
Name:	Prasad Gundumogula
Title:	Manager

Address:	951 Mariners Island, Blvd., Suite 130
San Mateo, CA 94404
Attention:	Prasad Gundumogula
E-mail:	[***]

with a copy to (which shall not constitute notice):

Address:	Hutchison PLLC
3110 Edwards Mill Road, Suite 300
Raleigh, NC 27612

Attention:	Justyn Kasierski
John Rudd
E-mail:	[***]
[***]

Signature Page to Put Option Agreement

HOLDER:

Canaan IX, L.P.

By:	/s/ Guy Russo
Name:	Guy Russo
Title:	General Partner

Address:	[***]
Attention:	N/A
E-mail:	[***]

Signature Page to Put Option Agreement

HOLDER:
/s/ Habib Kairouz
Address:	[***]

E-mail:	[***]

Signature Page to Put Option Agreement

HOLDER:

Kariba LLC

/s/ Michael Balmann
Name:	Michael Balmann
Address:	[***]

E-mail:	[***]

Signature Page to Put Option Agreement

HOLDERS:

Bessemer Venture Partners IX Institutional L.P.
By: Deer IX & Co. L.P., their General Partner
By: Deer IX & Co. Ltd., its General Partner

By:	/s/ Scott Ring
Name:	Scott Ring
Title:	General Counsel

Address:
E-mail: [***]

Bessemer Venture Partners IX L.P.

By: Deer IX & Co. L.P., their General Partner
By: Deer IX & Co. Ltd., its General Partner

By:	/s/ Scott Ring
Name:	Scott Ring
Title:	General Counsel

Address:
E-mail:	[***]

Signature Page to Put Option Agreement

HOLDER:

Genacast Ventures, LLC

By:	/s/ Derek H. Squire
Name:	Derek H. Squire
Title:	General Counsel

Address:	[***]
E-mail:	[***]

Signature Page to Put Option Agreement

HOLDER:

GV 2017, L.P.

By: GV 2017 GP, L.P., its general partner
By: GV 2017 GP, L.L.C., its general partner

By:	/s/ Daphne Chang
Name:	Daphne M. Chang
Title:	Authorized Signatory

Address:	[***]
E-mail:	[***]

Signature Page to Put Option Agreement

HOLDER:

/s/ Paul Buchheit
Paul Buchheit

Address:	[***]
Attention:	Paul Buchheit
E-mail:	[***]

Signature Page to Put Option Agreement

HOLDER:

Silicon Valley Bank

By:	/s/ Jocelyn Hartmann
Name:	Jocelyn Hartmann
Title:	Managing Director

Address:	[***]
Attention:	Jocelyn Hartmann
E-mail:	[***]

Signature Page to Put Option Agreement

HOLDER:

The Board of Trustees of the Leland Stanford Junior University (DAPER I)

By:	/s/ Brian Talbott
Name:	Brian Talbott
Title:	Authorized Signatory

Address:	[***]
E-mail:	[***]

Signature Page to Put Option Agreement

HOLDER:

TTEES UTD 6/22/2012 Jeffery E. Epstein and Sue H. Epstein

By:	/s/ Jeffrey Epstein
Name:	Jeffrey Epstein
Title:	Trustee

Address:	[***]
Attention:	Jeffrey Epstein
E-mail:	[***]

Signature Page to Put Option Agreement

EXHIBIT A

Holders

Holder
Bessemer Venture Partners IX Institutional L.P.
Bessemer Venture Partners IX L.P.
Canaan IX, L.P.
Crunch Fund II, L.P.
Genacast Ventures, LLC
GV 2017, L.P.
Habib Kairouz
Kariba, LLC
Paul Buchheit
Silicon Valley Bank
The Board of Trustees of the Leland Stanford Junior University (DAPER I)
TTEES UTD 6/22/2012 Jeffrey E. Epstein and Sue H. Epstein
YCVC W14, LLC

EXHIBIT B

Form of Exercise Notice

NOTICE OF EXERCISE OF PUT OPTION

To:	Mondee Holdings, LLC 951 Mariners Island Blvd., Suite 130 San Mateo, CA 94404

Date:

Reference is made to the Put Option Agreement, dated September [3], 2020 (the “Put Option Agreement”), by and among Mondee Holdings, LLC (“Holdings”) and the Holders named therein. Capitalized terms used but not defined herein shall have the meaning ascribed to such term sin the Put Option Agreement.

In accordance with Section 2(a) of the Put Option Agreement, the undersigned hereby irrevocably exercises its option to require Holdings to purchase all of the Put Units held by the undersigned or issuable to the undersigned pursuant to the terms of the Put Option Agreement.

[ENTITY NAME]

By:
Name:
Title: